UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 21, 2004 (July 20, 2004)
(Date of Report (date of earliest event reported))

Cendant Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-10308	06-0918165
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

9 West 57th Street
New York, NY		10019
(Address of principal executive office)		(Zip Code)

(212) 413-1800
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Item 5. Other Events
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURE
EXHIBIT INDEX
PRESS RELEASE: SALE OF MORTGAGE BUSINESS
PRESS RELEASE: 2ND QUARTER RESULTS

Item 5.	Other Events

EXCEPT AS EXPRESSLY INDICATED OR UNLESS THE CONTEXT OTHERWISE REQUIRES, “CENDANT”, “WE”, “OUR”, OR “US” MEANS CENDANT CORPORATION, A DELAWARE CORPORATION, AND ITS SUBSIDIARIES.

On July 20, 2004, we announced that we are in discussions with a potential purchaser regarding the sale of our mortgage business as well as the creation of an ongoing relationship between the parties providing for our continued participation in the mortgage business through our residential real estate, relocation and settlement services businesses. It is currently anticipated that the potential transaction, if completed, would result in net proceeds to us at the time of sale of between $750 million and $1 billion, after repayment of approximately $5 billion to $6 billion of associated indebtedness.

The terms of the potential transaction are subject to completion of due diligence, determination of an appropriate structure regarding our ongoing participation in the mortgage business and negotiation of definitive agreements. There can be no assurance that the parties will enter into a definitive agreement for any transaction or that any transaction will be completed.

Statements about future results made herein, including the projections, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations and the current economic environment. We caution that these statements are not guarantees of future performance. Actual results may differ materially from those expressed or implied in the forward-looking statements. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements are specified in our Form 10-Q for the quarter ended March 31, 2004.

A copy of the press release announcing that we are in discussions regarding potential sale of our mortgage business is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

See Exhibit Index.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 21, 2004, we reported our second quarter 2004 results. Our second quarter 2004 results are discussed in detail in the press release attached hereto as Exhibit 99.2, which is incorporated by reference in its entirety.

Such release contains our projected increase in earnings per share from continuing operations for 2004 excluding the one-time tax benefit of $0.10 per share recorded in the first quarter 2004 related to our first quarter transaction with TRL Group, Inc. (formerly Trilegiant Corporation). We believe that this disclosure is useful to more accurately depict the growth of our operations given the anomalous nature of the tax benefit.

The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99.2, shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended, and incorporated by reference in any of our filings under the Securities Act of 1933, as amended, as may be specified in such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENDANT CORPORATION

	By:	/s/ Virginia M. Wilson

Virginia M. Wilson
Executive Vice President and
Chief Accounting Officer

Date: July 21, 2004

CENDANT CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated July 21, 2004 (July 20, 2004)

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release: Cendant Corporation in Discussions Regarding Potential Sale of its Mortgage Business

99.2	Press Release: Cendant Reports Record Results for Second Quarter 2004